VAN KAMPEN EQUITY AND INCOME FUND

Supplement dated December 1, 2008
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated April 30, 2008,
as previously supplemented on November 20, 2008 and
September 26, 2008
and to the
Class I Shares and Class R Shares Prospectus
dated April 30, 2008,
as previously supplemented on September 26, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services — Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management.  The Fund is managed by members of the Adviser’s Equity Income and Taxable Fixed Income teams. The Equity Income and Taxable Fixed Income teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are James A. Gilligan, Thomas B. Bastian and Sanjay Verma, each a Managing Director of the Adviser, and James O. Roeder, Mark J. Laskin and Sergio Marcheli, each an Executive Director of the Adviser.

Mr. Gilligan has been associated with the Adviser in an investment management capacity since 1985 and began managing the Fund in 1990. Mr. Bastian has been associated with the Adviser in an investment management capacity since 2003 and began managing the Fund in 2003. Mr. Verma has been associated with the Adviser in an investment management capacity since April 2008 and began managing the Fund in December 2008. Prior to April 2008, Mr. Verma was the co-head of Rates Trading for Morgan Stanley from 2003 to 2008. Mr. Roeder has been associated with the Adviser in an investment management capacity since 1999 and began managing the Fund in 1999. Mr. Laskin has been associated with the Adviser in an investment management capacity since 2000 and began managing the Fund in January 2007. Mr. Marcheli has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in 2003.

Messrs. Gilligan and Bastian are the lead portfolio managers of the Fund. Each member is responsible for specific sectors, with the exception of Mr. Marcheli. Mr. Marcheli manages the cash position in the Fund, submits trades and aids in providing research. The lead managers are responsible for the execution of the overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EQISPT 12/08

VAN KAMPEN EQUITY AND INCOME FUND

Supplement dated December 1, 2008
to the
Statement of Additional Information
dated April 30, 2008,
as previously supplemented on November 26, 2008 and June 10, 2008

The Statement of Additional Information is hereby supplemented as follows:

(1) In the section entitled “Fund Management — Other Accounts Managed by the Portfolio Managers,” the second paragraph is hereby deleted.

(2) In the section entitled “Fund Management — Other Accounts Managed by the Portfolio Managers,” the following is added as the third paragraph:

As of October 31, 2008, Sanjay Verma managed 10 registered investment companies with a total of approximately $2.8 billion in assets; no pooled investment vehicles other than registered investment companies; and four other accounts with a total of approximately $207 million in assets.

(2) The section entitled “Fund Management — Securities Ownership of Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

As of December 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

James Gilligan — over $1 million;
Thomas B. Bastian — $100,001-$500,000;
James O. Roeder — $500,001-$1 million;
Mark J. Laskin- $1-$10,000;
Sergio Marcheli- $1-$10,000.

As of November 20, 2008, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Sanjay Verma — None.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

EQISPTSAI 12/08